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                                                                    Exhibit 10.1

                              BRIDGE LOAN AGREEMENT

         THIS BRIDGE LOAN AGREEMENT ("Agreement") is made and entered into this 26th day of July 2001 and made effective as of May 1, 2001 (the "Effective Date"), by and among Optical Sensors Incorporated, a Delaware corporation (the "Company"), with its principal place of business at 7615 Golden Triangle Drive, Suite A, Eden Prairie, Minnesota 55344, and Circle F Ventures LLC ("Circle F").

         A. The Company currently needs capital to fund its operations until such time as it is able raise additional equity capital.

         B. Circle F and/or one or more of its affiliates has advanced cash funds to the Company and may, in its sole discretion, advance additional funds to the Company on the terms and conditions set forth in this Agreement.

         Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Loan Amount.

         (a) Maximum Amount. On the terms and subject to the conditions hereof, Circle F and/or one or more of its Affiliates (as such term if defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) may advance, from time to time in one or more installments, up to an aggregate of $1,500,000 to the Company. The parties acknowledge that Circle F or its Affiliates have advanced an aggregate of $669,000 from the Effective Date through and including the date hereof, which such advances shall be subject to this Agreement. The party making such an advance (an "Advance") is hereinafter referred to as the "Investor." Advances may be made by an Investor at such dates and in such amounts as the Company and the Investor may agree.

         (b) No Minimum Commitment. Notwithstanding any other provision in this Agreement to the contrary, neither Circle F nor its Affiliates shall have any obligation to make any minimum number or amount of Advances to the Company.

2. Issue of Convertible Promissory Note. Upon the execution of this Agreement, the Company agrees to issue, upon the receipt of an Advance, a convertible promissory note made payable to the order of Circle F in the form attached hereto as Exhibit A in the maximum principal amount of $1,500,000. The Note shall not bear interest and shall be due and payable in installments, with each installment becoming due one (1) year from the date of each Advance (the "Maturity Date") unless converted into shares of Common Stock of the Company prior to the applicable Maturity Date, and each installment payment being equal to the amount of the applicable Advance. After the thirtieth day
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         after a Note is issued, the Company shall have the right to prepay the
         Note, in whole or in part, at any time or from time to time, on ten
         (10) days' prior written notice to the applicable Investor, without premium or penalty pursuant to Section 1 of the Note.

3. Conversion. The Investor shall have the right to convert all or any portion of principal balance under the Note, at the option of the Investor, into shares of Common Stock of the Company at any time after the date hereof, and from time to time after the date hereof. The conversion price of the Note shall be equal to $.25 per share; provided, however, that the conversion price for the portion of the principal amount of the Note, if any, representing Advances made after the date hereof and during thirty (30) day period preceding the date on which the Company completes a private placement of equity securities (a "Financing") shall be equal to the per share price of the securities sold in such Financing. Any principal payments made by the Company on the Note shall be applied against the Advances in the order in which the Advances were made. The shares of Common Stock issuable upon conversion of the Note are referred to as the "Conversion Securities."

4. Representations and Warranties of the Company. The Company represents and warrants to Circle F as follows:

         (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as it is now being conducted and as it is proposed to be conducted. The Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

         (b) Authorization. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder, including the issuance of the Notes and the Conversion Securities. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, is valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. The Notes, when issued pursuant to this Agreement, will be duly authorized and represent valid and binding agreements on the part of the Company enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws

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                  affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary for reservation and issuance of the Conversion Securities has been taken. The Conversion Securities when issued pursuant to conversion of the Notes will be duly authorized, validly issued, fully paid and nonassessable, free and clear of any and all liens, charges, claims, encumbrances and preemptive rights.

         (c) No Violation. Neither the execution and delivery of this Agreement or any Notes by the Company, nor the performance by the Company of its obligations hereunder or thereunder, nor the consummation of the transactions contemplated hereby or thereby will: (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Company; (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which the Company is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which, in the aggregate, would not result in a material adverse effect on the Company; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not result in a material adverse effect on the Company; or (d) result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company.

         (d) SEC Reports. The Company has filed all reports, registration statements and other filings with the Securities and Exchange Commission (the "Commission") required to be filed by it pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act. All such reports, registration statements and other filings (including all notes, exhibits and schedules thereto, all documents incorporated by reference therein, and any amendments thereto) are collectively referred to herein as the "SEC Reports." As of their respective dates of filing with the Commission, the SEC Reports complied in all material respects with all of the rules and regulations of the Commission and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (e) Financial Statements. The financial statements of the Company included in the SEC Reports (the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments and the omission of footnotes). The Company has no material liabilities, known or unknown, absolute, contingent or otherwise, except for (i) liabilities that are set forth in the Financial Statements, the notes thereto or the SEC Reports and (ii)

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                  liabilities that have been incurred in the ordinary course of business since the date of the most recent Financial
                  Statements.

         (f) No Material Adverse Change. There have not been any changes in the assets, properties, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except for (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse and (ii) the Company's continued operating losses, negative cash flow and negative stockholders' equity.

         (g) Authorized Capital Stock. The authorized capital stock of the Company is as set forth in the SEC Reports. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. As of the date hereof, the Company has outstanding options and warrants to purchase 1,824,084 shares of Common Stock, convertible promissory notes in the aggregate principal amount of One Million Six Hundred Fifty Thousand Dollars ($1,650,000) (exclusive of Advances made prior to the date hereof) and warrants to purchase an aggregate of 1,050,000 shares of Common Stock that are issuable upon conversion of the foregoing convertible promissory notes. Except as set forth in the preceding sentence, there are no other outstanding warrants, options or other rights to acquire any shares of capital stock of the Company, except for the shares issued upon conversion of the Note and as disclosed in the SEC Reports. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except for Instrumentation Laboratory Company ("IL"), no holder of any security of the Company is entitled -- to any preemptive or similar rights to purchase any securities of the Company.

         (h) Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, domain names, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

         (i) Securities Laws. Subject to the accuracy of the representations of Circle F in Section 5, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery to the Investors of the Notes or the Conversion Securities other than the filing with the Commission of a Form D pursuant to

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                  Regulation D under the Securities Act, and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of the sale of the Shares and the issuance of the Conversion Securities. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Note will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

         (j) Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or
                  (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

         (k) Properties. The Company has good and marketable title to all the properties and assets reflected as owned in the Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such Financial Statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

         (l) Brokers or Finders. To the knowledge of the Company, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold the Investor harmless for any claims made for any commission, fee or other compensation concerning the transactions contemplated by this Agreement.

5. Representations and Warranties of the Investor. Circle F represents and warrants to the Company as follows:

         (a) Any Notes will purchased for investment for Circle F's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Circle F understands that neither the Note nor the Conversion Securities have been registered under the Securities Act or any state securities laws by

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                  reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by Circle F. Circle F further understands that the Notes and the Conversion Securities may not be transferred or resold without registration under the Securities Act and any applicable state securities laws, or pursuant to an exemption from the requirements of the Securities Act and applicable state securities laws.

         (b) Circle F's principal place of business is located at the address set forth on the signature page hereto. Circle F qualifies as an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act. Circle F acknowledges that the Company has made available to Circle F at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business, operations and financial condition of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information requested by such Investor. Circle F is able to bear the loss of its entire investment in the Shares and the Conversion Securities and has such knowledge and experience of financial and business matters that he is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement. However, neither the foregoing nor any other due diligence investigation conducted by Circle F or on its behalf shall limit, modify or affect the representations and warranties of the Company set forth in
                  Section 4 of this Agreement or the right of Circle F to rely thereon.

         (c) This Agreement has been duly authorized by all necessary action on the part of Circle F, has been duly executed and delivered by Circle F and is a valid and binding agreement of Circle F.

         (d) Circle F will not permit any of its Affiliates to become an Investor pursuant to this Agreement unless and until such Affiliate agrees to be bound by the terms of this Agreement, including without limitation the representations and warranties contained in this Section 5, which such representations and warranties shall be true and accurate with respect to such Affiliate at the time such Affilate makes an Advance hereunder.

6. Registration Rights. The Company shall register the Conversion Securities with Securities and Exchange Commission on any registration statement filed by the Company pursuant to Section 7 of the Securities Purchase Agreement, dated as of August 11, 2000, between the Company and the Investor.

7.       Miscellaneous.

         (a) The Company will file with the Commission, on a timely basis, all SEC Reports required to be filed under the Exchange Act and any other documents required to meet the public information requirements of Rule 144(c) under the Securities Act.

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         (b)      This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by the Company without the prior written consent of the Investor. This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by the Investor without the prior written consent of the Company, except that the Investor may assign its rights under this Agreement to any affiliate without the prior written consent of the Company. This Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and permitted assigns of the parties hereto. Neither this Agreement nor any provision hereof may be amended, modified, waived or discharged without the written consent of the parties hereto.

         (c) This Agreement, including the exhibits attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understanding, whether written or oral, relative to the matters discussed herein.

         (d) All representations and warranties contained herein shall survive after the execution and delivery of this Agreement for a period of two (2) years from the Effective Date. All covenants and agreements which by their terms are to be performed after the Effective Date will survive indefinitely, unless such covenants and agreements by their terms expire at an earlier date, in which case they will expire on such earlier date.

         (e) All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be given in writing by personal delivery, facsimile, commercial air delivery service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the Company at the address set forth in the introductory paragraph to this Agreement and to the Investor at the addresses set forth on the signature page hereto, or at such other address as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon the earlier of: (a) receipt by the party to which notice is given (which, in the instance of a facsimile, shall be deemed to have occurred at the time that the machine transmitting the facsimile verifies a successful transmission of the facsimile); (b) on the fifth business day following the date such notice was deposited in the mail; or (c) on the second business day following the date such notice was delivered to a commercial air delivery service.

         (f) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

         (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile.

                          [NEXT PAGE IS SIGNATURE PAGE]

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         IN WITNESS WHEREOF, the Company and the Investor have executed this
Agreement effective as of the date first written above.

                                      OPTICAL SENSORS INCORPORATED


                                      By
                                         --------------------------------------
                                         Paulita LaPlante,
                                         President and Chief Executive Officer


                                      CIRCLE F VENTURES LLC


                                      By
                                         --------------------------------------

                                      Its
                                         --------------------------------------

                                      Address:
                                      17797 North Perimeter Drive
                                      Suite 105
                                      Scottsdale, Arizona 85255

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